Ex. 10.2

SALE AND CONTRIBUTION AGREEMENT

THIS SALE AND CONTRIBUTION AGREEMENT dated as of October 27, 2021 (this “Agreement”), is entered into by and between Trinity Capital Inc. as seller (the “Seller”) and TrinCap Funding, LLC, as purchaser (the “Purchaser”).

WITNESSETH:

WHEREAS, on date hereof and from time to time, (i) pursuant to this Agreement, the Seller intends to contribute, sell, transfer, assign and convey (“Transfer”, and the terms “Transfers” and “Transferred” shall have corollary meanings) and Purchaser intends to purchase and acquire, among other things, certain Loans and other Related Property (“Assets”) meeting the eligibility criteria set forth in the definition of Eligible Loan and (ii) pursuant to that certain Credit Agreement, dated as of the date hereof (as it may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Purchaser, as borrower (in such capacity, the “Borrower”), Seller, as servicer (in such capacity, together with its permitted successors and assigns, the “Servicer”), the financial institutions from time to time parties thereto (each such financial institution, a “Lender” and collectively, the “Lenders”), KeyBank National Association, as administrative agent for the Secured Parties (in such capacity, the “Agent”) and syndication agent, and Wells Fargo Bank, National Association, not in its individual capacity, but solely as collateral custodian (in such capacity, the “Custodian”) and as paying agent, Purchaser intends to pledge, among other things, such Assets acquired hereunder to secure the Advances made by the Lenders; and

WHEREAS, the Seller may, and in certain circumstances will be required to, repurchase or substitute any Loan previously acquired by Purchaser hereunder and pledged to the Agent pursuant to the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, the parties hereto hereby agree as follows:

Section 1.Definitions; Rules of Construction.  Capitalized terms used but not defined herein shall have the meanings specified in the Credit Agreement.  Not all terms used in the Credit Agreement are used in this Agreement.  The rules of construction set forth in Article I of the Credit Agreement shall apply to this Agreement and are hereby incorporated by reference into this Agreement as if set forth fully herein.
Section 2.Acquisition of Conveyed Property.
(a)Subject to the terms and conditions of this Agreement, as of the Effective Date, the Seller shall absolutely Transfer to Purchaser all of its right, title and interest in and to, and obligations under, (i) the Loans listed on Exhibit A (the “Initial Conveyed Assets”), and all monies due or to become due in payment of the Initial Conveyed Assets on and after October 26, 2021 (the “Initial Conveyed Assets Cut-Off Date”), (ii) any Related Property securing the Initial Conveyed Assets including all Proceeds from any sale or other disposition of such Related Property, (iii) the Loan Documents relating to the Initial Conveyed Assets, (iv) all Collections and all other payments made or to be made in the future with respect to the Initial Conveyed Assets, including such payments under any

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guarantee or similar credit enhancement with respect to such Initial Conveyed Assets, (v) the Seller’s rights as a lender with respect to any deposit or banking accounts in which Collections are deposited from time to time, (vi) all other agreements or arrangements of whatever character (including, without limitation, any warrants or other equity arrangements executed or issued by an Obligor with respect to such Initial Conveyed Assets) from time to time supporting or securing payment for such Initial Conveyed Assets, (vii) all documents relating to the applicable Loan File and other records relating to the Initial Conveyed Assets and the Related Property, and (viii) all income, payments, proceeds and other benefits of the foregoing, including, but not limited to, all accounts, cash and currency, chattel paper, electronic chattel paper, copyrights, copyright licenses, equipment, fixtures, general intangibles, instruments, commercial tort claims, deposit accounts, inventory, investment property, letter of credit rights, software, supporting obligations, accessions and other property consisting of, arising out of, or related to the foregoing, including all Proceeds of the foregoing (collectively, the “Initial Conveyed Property”). Purchaser hereby expressly accepts from the Seller all of the Seller’s right, title and interest in and to, and obligations under, the Initial Conveyed Property.
(b)From time to time, in connection with the delivery of an additional asset supplement substantially in the form of Exhibit B (each an “Additional Asset Supplement”), on the Transfer Date set forth therein (each such date, a “Transfer Date”), the Seller shall absolutely Transfer to Purchaser all of its right, title and interest in and to, and obligations under, (i) the Loans listed in such Additional Asset Supplement (the “Subsequent Conveyed Assets”), and all monies due or to become due in payment of the Subsequent Conveyed Assets on and after the related cut-off date set forth in the Additional Asset Supplement (each such date, a “Subsequent Conveyed Assets Cut-Off Date”, and together with the Initial Conveyed Assets Cut-Off Date, each, a “Cut-Off Date”), (ii) any Related Property securing the Subsequent Conveyed Assets including all Proceeds from any sale or other disposition of such Related Property, (iii) the Loan Documents relating to the Subsequent Conveyed Assets, (iv) all Collections and all other payments made or to be made in the future with respect to the Subsequent Conveyed Assets, including such payments under any guarantee or similar credit enhancement with respect to such Subsequent Conveyed Assets, (v) the Seller’s rights as a lender with respect to any deposit or banking accounts in which Collections are deposited from time to time, (vi) all other agreements or arrangements of whatever character (including, without limitation, any warrants or other equity arrangements executed or issued by an Obligor with respect to such Subsequent Conveyed Assets) from time to time supporting or securing payment for such Subsequent Conveyed Assets, (vii) all documents relating to the applicable Loan File and other records relating to the Subsequent Conveyed Assets and the Related Property, and (viii) all income, payments, proceeds and other benefits of the foregoing, including, but not limited to, all accounts, cash and currency, chattel paper, electronic chattel paper, copyrights, copyright licenses, equipment, fixtures, general intangibles, instruments, commercial tort claims, deposit accounts, inventory, investment property, letter of credit rights, software, supporting obligations, accessions and other property consisting of, arising out of, or related to the foregoing, including all Proceeds of the foregoing (collectively, the “Subsequent Conveyed Property” and together with the Initial Conveyed Property, the “Conveyed Property”). Purchaser shall expressly accept from the

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Seller all of the Seller’s right, title and interest in and to, and obligations under, the Subsequent Conveyed Property.
(c)Delivery of Loan Files.  In connection with the sale, transfer, assignment and conveyance of the Conveyed Property hereunder, the Seller hereby agrees to deliver or cause to be delivered to the Custodian the Required Loan Documents in accordance with the Credit Agreement.
(d)Schedule of Assets.  The Seller shall list each Initial Conveyed Asset and each Subsequent Conveyed Asset on Schedule I to this Agreement (the “Schedule of Assets”) and shall update the Schedule of Assets from time to time as set forth herein.
(e)Collections.  The Seller agrees to hold in trust for the benefit of the Purchaser and the Agent, and cause the delivery to the Collection Account promptly (but in no event later than two (2) Business Days after receipt), all Collections received by the Seller in respect of the Loans that are part of the Conveyed Property.
(f)Limitation of Liability.  Neither Purchaser nor any subsequent assignee or successor Purchaser shall have any obligation or liability to any Obligor in respect of any Conveyed Property conveyed hereunder, in each case arising or existing prior to the Effective Date or Transfer Date, as applicable.  No such obligation or liability is intended to be assumed by Purchaser or any subsequent assignee or successor herewith and any such obligation or liability is hereby expressly disclaimed.
(g)Settlements.  Each of the Seller and Purchaser acknowledges and agrees that, solely for administrative convenience, any transfer document or assignment agreement (or any chain of endorsement, as applicable) required to be executed and delivered in connection with the transfer of Conveyed Property in accordance with the terms of the Loan Documents and the Transaction Documents may reflect that any third party from whom the Seller may purchase Conveyed Property is assigning such Conveyed Property directly to Purchaser.  Nothing in any such transfer document or assignment agreement (or nothing in the chain of endorsement, as applicable) shall be deemed to impair the sales, conveyances and transfers of the Conveyed Property by the Seller to Purchaser in accordance with the terms of this Agreement.
Section 3.Consideration and Payment.  The purchase price for the Conveyed Property conveyed to Purchaser under this Agreement shall be (1)(x) for all Eligible Loans other than Eligible Loans that are Equipment Finance Loans, the aggregate outstanding principal balance of such Loans plus accrued interest to the applicable Cut-Off Date and (y) for all Eligible Loans that are Equipment Finance Loans, the aggregate Outstanding Loan Balance minus the amount of any security deposits or (2) such other amount as Seller and Purchaser agree to be the fair market value of such Conveyed Property (the “Acquisition Price”), payable at the Seller’s discretion (i) by payment in cash in immediately available funds; and/or (ii) by making a contribution to Purchaser’s capital in an amount equal to the unpaid balance of the Acquisition Price (as reflected in the books and records of the Seller and Purchaser in accordance with GAAP).  In the absence of any agreement to the contrary, any portion of the Acquisition Price not paid in cash shall automatically be deemed to be a contribution to Purchaser’s capital, in accordance with the terms

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of this Section 3, in an amount equal to the unpaid portion of the Acquisition Price payable on such date, which shall be reflected in the books and records of the Seller and Purchaser in accordance with GAAP.
Section 4.Intended Characterization; Grant of Security Interest.  It is the intention of the parties hereto that each transfer of the Conveyed Property made pursuant to the terms hereof and an Additional Asset Supplement shall constitute, as of the Effective Date and each applicable Transfer Date, as applicable, an assignment, sale and absolute transfer by the Seller to Purchaser and not a loan secured by the Conveyed Property.  The Seller and Purchaser agree to treat each such transfer of the Conveyed Property to Purchaser as a contribution of capital and sale for all purposes under GAAP and for applicable tax purposes and not to take or assert positions that are inconsistent with the true sale treatment of the transactions hereunder.  Each of the Seller and Purchaser agrees to cause its internal financial statements and books and records to reflect each contribution and sale of the Conveyed Property hereunder and to include the Conveyed Property as assets of Purchaser and not of the Seller as of the Effective Date and each applicable Transfer Date, as applicable.  In the event, however, that a court of competent jurisdiction were to hold that any such transfer constitutes a loan and not a sale, it is the intention of the parties hereto that (i) the Seller shall be deemed to have granted to Purchaser as of the Effective Date and each Transfer Date a first priority perfected security interest in all of the Seller’s right, title and interest in, to and under the applicable Conveyed Property and (ii) this Agreement shall constitute a security agreement under applicable law.  In the event of the characterization of any such transfer as a loan, the amount of interest payable or paid with respect to such loan under the terms of this Agreement shall be limited to an amount which shall not exceed the maximum nonusurious rate of interest allowed by the applicable state law which could lawfully be contracted for, charged or received, or any applicable law of the United States permitting a higher maximum nonusurious rate that preempts such applicable state law (the “Highest Lawful Rate”). In the event any payment of interest on any such loan exceeds the Highest Lawful Rate, the parties hereto stipulate that (a) to the extent possible given the term of such loan, such excess amount previously paid or to be paid with respect to such loan be applied to reduce the principal balance of such loan, and the provisions thereof immediately be deemed reformed and the amounts thereafter collectible thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for thereunder and (b) to the extent that the reduction of the principal balance of, and the amounts collectible under, such loan and the reformation of the provisions thereof described in the immediately preceding clause (a) is not possible given the term of such loan, such excess amount will be deemed to have been paid with respect to such loan as a result of an error and upon discovery of such error or upon notice thereof by any party hereto such amount shall be refunded by the recipient thereof.

The characterization of the Seller as “debtor” and Purchaser as “secured party” in any financing statement required hereunder is solely for protective purposes and shall in no way be construed as being contrary to the intent of the parties that this transaction be treated as a sale to Purchaser of the Seller’s entire right, title and interest in and to the Conveyed Property.  The Seller shall, and does hereby authorize Purchaser, the Servicer and the Agent to, file such financing statements (and continuation statements with respect to such financing statements when applicable) as may be necessary to perfect the Purchaser’s security interest under the UCC.

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Section 5.Representations and Warranties of the Seller.  The Seller hereby represents and warrants as of the Effective Date and as of each Transfer Date as follows:
(a)Organization and Good Standing.  The Seller is a Maryland corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation, and has full power, authority and legal right to own or lease its properties and conduct its business as such business is presently conducted and had at all relevant times, and now has all necessary power, authority and legal right to own, sell, contribute and pledge the Conveyed Assets.
(b)Due Qualification.  The Seller is qualified to do business as a Maryland corporation, is in good standing, and has obtained all licenses and approvals as required under the laws of all jurisdictions in which the ownership or lease of its property and or the conduct of its business (other than the performance of its obligations hereunder) requires such qualification, standing, license or approval, except to the extent that the failure to so qualify, maintain such standing or be so licensed or approved would not have a Material Adverse Effect.  The Seller is qualified to do business as a Maryland corporation, is in good standing, and has obtained all licenses and approvals as are required under the laws of all states in which the performance of its obligations pursuant to this Agreement requires such qualification, standing, license or approval and where the failure to qualify or obtain such license or approval would have a material adverse effect on its ability to perform hereunder or a Material Adverse Effect.
(c)Due Authorization.  The Seller (i) has all necessary power and authority and legal right to (A) execute and deliver this Agreement and the other Transaction Documents to which it is a party, (B) carry out the terms of the Transaction Documents to which it is a party, (C) sell, contribute and grant Liens in the Conveyed Property, and (D) receive the Acquisition Price therefor on the terms and conditions provided herein, and (ii) has duly authorized by all necessary corporate action the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and the sale and contribution of and Lien in the Conveyed Property on the terms and conditions herein provided.  This Agreement and each other Transaction Document to which the Seller is a party have been duly executed and delivered by the Seller.
(d)No Conflict.  The execution and delivery of this Agreement and each Transaction Document to which the Seller is a party, the performance by the Seller of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof will not violate or result in any breach of any of the terms and provisions of, and will not constitute (with or without notice or lapse of time or both) a default under, the Seller’s organizational documents or any material Contractual Obligation of the Seller.  The Seller is not party to any agreement or instrument or subject to any corporate restriction that has resulted or could reasonably be expected to result in a Material Adverse Effect.
(e)No Violation.  The execution and delivery of this Agreement and each Transaction Document to which the Seller is a party, the performance of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof will not violate, in any material respect, any Applicable Law.

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(f)No Proceedings.  There are no proceedings or investigations pending against the Seller or, to the best knowledge of the chief executive officer, chief financial officer, general counsel, chief credit officer, chief investment officer or chief accounting officer (each a “Seller Responsible Officer”) of the Seller, threatened in writing against the Seller before any Governmental Authority (i) asserting the invalidity of this Agreement or any Transaction Document to which the Seller is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any Transaction Document to which the Seller is a party or (iii) seeking any determination or ruling that could reasonably be expected to have a Material Adverse Effect.
(g)All Consents Required.  All material approvals, authorizations, consents, licenses, orders or other actions of any Person or of any Governmental Authority (if any) required in connection with the due execution, delivery and performance by the Seller of this Agreement and any Transaction Document to which the Seller is a party, have been obtained.  The Seller has received all consents and approvals required by the terms of the Loan Documents in respect of such Conveyed Property to sell, contribute and pledge hereunder to the Purchaser of its interest and rights in such Conveyed Property.
(h)Accuracy and Completeness of Information.  All written information (other than financial projections, forward looking statements, and information of a general economic or industry specific nature) furnished by or on behalf of the Seller in writing to Purchaser in connection with this Agreement is true, correct and accurate in all material respects on the date as of which such information is dated or certified or as supplemented from time to time; provided with respect to information prepared by third parties that are not Affiliates of the Seller, including Obligors. All projections and forward looking statements furnished by or on behalf of the Seller were prepared in good faith based on assumptions believed to be reasonable at the time they were provided.
(i)Solvency.  The Seller is not the subject of any Insolvency Proceeding or Insolvency Event.  The transactions contemplated under this Agreement and each Transaction Document to which the Seller is a party do not and will not render the Seller not Solvent.
(j)Selection Procedures.  No procedures believed by the Seller to be materially adverse to the interests of the Purchaser or the Secured Parties were utilized by the Seller in identifying and/or selecting the Loans that are a part of the Conveyed Property; provided that, this covenant shall be deemed satisfied with respect to the initial Loans acquired by the Purchaser on the Effective Date.
(k)Agreements Enforceable.  This Agreement and each Transaction Document to which the Seller is a party constitute the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with their respective terms, except as such enforceability may be limited by Insolvency Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).
(l)No Liens.  Immediately prior to the Transfer thereof, the Conveyed Property is owned by the Seller free and clear of any Lien (except for Permitted Liens), claim or

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encumbrance of any Person, and the Purchaser has a valid and perfected first priority security interest in the Conveyed Property then existing or thereafter arising, free and clear of any Liens except for Permitted Liens.  No effective financing statement or other instrument similar in effect covering any Conveyed Property is on file in any recording office except such as may be filed in favor of the Agent relating to the Credit Agreement or reflecting the Transfer of the Conveyed Property from the Seller to the Purchaser.  The Seller is not aware of the filing of any judgment, ERISA or tax lien filings against the Seller.
(m)Security Interest.  This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in favor of the Purchaser in the Conveyed Property, which is enforceable in accordance with Applicable Law, is prior to all other Liens and is enforceable as such against creditors of and purchasers from the Seller.  All filings (including, without limitation, such UCC filings) as are necessary in any jurisdiction to perfect the interest of the Purchaser in the Conveyed Property have been made and are effective or will be made on the Effective Date.

(i)This Agreement constitutes a security agreement within the meaning of Section 9-102(a)(73) of the UCC as in effect from time to time in the State of New York.

(ii)the Conveyed Property is comprised of “instruments”, “general intangibles”, “deposit accounts”, “investment property”, “chattel paper” and “proceeds” (each as defined in the applicable UCC) and such other categories of collateral under the applicable UCC as to which the Seller has complied with its obligations under this Section 5(m).

(iii)The Seller has received all consents and approvals required by the terms of any Loan to the sale, contribution and granting of a security interest in the Conveyed Property hereunder to the Purchaser.

(iv)Upon the delivery to the Collateral Custodian of all Conveyed Property constituting “instruments”, “chattel paper” and “certificated securities” (as defined in the UCC as in effect from time to time in the jurisdiction where the Collateral Custodian’s corporate trust office is located), the crediting of all Conveyed Property that constitutes “financial assets” (as defined in the UCC as in effect from time to time in the State of New York) to an account and the filing of the financing statements in the jurisdiction in which the Seller is located, such security interest shall be a valid and first priority perfected security interest in all of the Conveyed Property in that portion of the Conveyed Property in which a security interest may be created under Article 9 of the UCC as in effect from time to time in the State of New York.

(v)All original executed copies of each underlying promissory note (or, in the case of Equipment Finance Loans, the original executed copies of each underlying Contract) that constitute or evidence each Loan has been or, subject to

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the delivery requirements contained herein and in the Credit Agreement, will be delivered to the Collateral Custodian.

(vi)None of the underlying promissory notes (or, in the case of Equipment Finance Loans, the underlying Contracts) that constitute or evidence the Loans has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Agent on behalf of the Secured Parties.

(vii)With respect to Collateral that constitutes a “certificated security,” such certificated security has been delivered to the Collateral Custodian on behalf of the Agent and, if in registered form, has been specially Indorsed to the Agent or in blank by an effective Indorsement or has been registered in the name of the Agent upon original issue or registration of transfer by the Purchaser of such certificated security.

(n)Location of Offices.  The Seller’s location (within the meaning of Article 9 of the UCC) is Maryland.  The Seller’s principal place of business and chief executive office is located at 1 N. 1st St., Suite 302, Phoenix, AZ 85004.
(o)Value Given.  The Seller received reasonably equivalent value from the Purchaser in consideration for the transfer to the Purchaser of the applicable Conveyed Property under this Agreement, no such transfer was made for or on account of an antecedent debt owed by the Seller to the Purchaser, and no such transfer is voidable or subject to avoidance under any Insolvency Law.
(p)Separate Entity. The Purchaser is operated as an entity with assets and liabilities distinct from those of the Seller and any other Affiliates thereof (other than the Purchaser), and the Purchaser hereby acknowledges that the Agent and the Lenders are entering into the transactions contemplated by the Credit Agreement in reliance upon the Purchaser’s identity as a separate legal entity from the Seller and from each such other Affiliate of the Seller.
(q)No Fraud.  Each Loan was originated without any fraud or material misrepresentation (i) by the Seller, or, to the knowledge of a Seller Responsible Officer, (ii)(x) by an Approved Third Party Originator, or (y) on the part of the Obligor.
(r)Compliance with Law.  The Seller has complied in all respects with all Applicable Laws to which it may be subject, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect and no item of Conveyed Property contravenes any Applicable Law (including, without limitation, all applicable Credit Protection Laws), except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.  Without limiting the foregoing, (x) to the extent applicable, the Seller is in compliance in all material respects with all Subject Laws, and (y) the Seller has adopted internal controls and procedures designed to ensure its continued compliance in all material respects with the applicable provisions of the Subject Laws and to the extent applicable,

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will adopt procedures consistent in all material respects with the USA Patriot Act and implementing regulations.
(s)Loan Agreement Effective.  Each loan agreement which gives rise to an Equipment Finance Loan is or becomes effective and binding upon and enforceable against the related Obligor upon the payment by such Obligor of the first installment of the rentals under such loan agreement.
(t)Ownership and Transfer.  With respect to the Conveyed Property Transferred on such date, (i) the Seller has valid, good and marketable title to such Conveyed Property Transferred by it and such Conveyed Property is Transferred free and clear of all liens other than Permitted Liens, and (ii) the Seller has the unrestricted right to Transfer to Purchaser all right, title and interest in and to, such Conveyed Property.
(u)Transfer of Eligible Loans.  With respect to the Loans Transferred on such date, all such Loans are Eligible Loans as of such date.
(v)Survival of Warranties; Cumulative.  All representations and warranties contained in this Agreement shall survive the execution and delivery of this Agreement.
Section 6.Representations and Warranties of Purchaser.  Purchaser hereby represents and warrants as of the Effective Date and as of each Transfer Date as follows:
(a)Organization and Good Standing.  The Purchaser is a Delaware limited liability company duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation, and has full power, authority and legal right to own or lease its properties and conduct its business as such business is presently conducted and had at all relevant times, and now has all necessary power, authority and legal right to acquire, own and pledge the Conveyed Property.
(b)Due Qualification.  The Purchaser is qualified to do business as a Delaware limited liability company, is in good standing, and has obtained all licenses and approvals as required under the laws of all jurisdictions in which the ownership or lease of its property and or the conduct of its business (other than the performance of its obligations hereunder) requires such qualification, standing, license or approval, except to the extent that the failure to so qualify, maintain such standing or be so licensed or approved would not have a Material Adverse Effect.  The Purchaser is qualified to do business as a Delaware limited liability company, is in good standing, and has obtained all licenses and approvals as are required under the laws of all states in which the performance of its obligations pursuant to this Agreement requires such qualification, standing, license or approval and where the failure to qualify or obtain such license or approval would have a material adverse effect on its ability to perform hereunder or a Material Adverse Effect.
(c)Due Authorization.  The Purchaser (i) has all necessary power and authority and legal right to (A) execute and deliver this Agreement and the other Transaction Documents to which it is a party, (B) carry out the terms of the Transaction Documents to which it is a party, (C) purchase and accept contributions of the Conveyed Property, and (D) pay the Acquisition Price therefor on the terms and conditions provided herein and (ii)

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has duly authorized by all necessary limited liability company action the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party.  This Agreement and each other Transaction Document to which the Purchaser is a party have been duly executed and delivered by the Purchaser.
(d)No Conflict. The execution and delivery of this Agreement and each Transaction Document to which the Purchaser is a party, the performance by the Purchaser of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof will not violate or result in any breach of any of the terms and provisions of, and will not constitute (with or without notice or lapse of time or both) a default under, the Purchaser’s organizational documents or any material Contractual Obligation of the Purchaser.  The Purchaser is not party to any agreement or instrument or subject to any corporate restriction that has resulted or could reasonably be expected to result in a Material Adverse Effect.
(e)No Violation.  The execution and delivery of this Agreement and each Transaction Document to which the Purchaser is a party, the performance of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof will not violate, in any material respect, any Applicable Law.
(f)No Proceedings.  There are no proceedings or investigations pending against the Purchaser or, to the best knowledge of a Responsible Officer of the Purchaser, threatened in writing against the Purchaser before any Governmental Authority (i) asserting the invalidity of this Agreement or any Transaction Document to which the Purchaser is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any Transaction Document to which the Purchaser is a party or (iii) seeking any determination or ruling that could reasonably be expected to have a Material Adverse Effect.
(g)All Required Consents.  All material approvals, authorizations, consents, licenses, orders or other actions of any Person or of any Governmental Authority (if any) required in connection with the due execution, delivery and performance by the Purchaser of this Agreement and any Transaction Document to which the Purchaser is a party, have been obtained.
(h)Accuracy and Completeness of Information.  All written information (other than financial projections, forward looking statements, and information of a general economic or industry specific nature) furnished by or on behalf of Purchaser in writing to the Seller in connection with this Agreement is true, correct and accurate in all material respects on the date as of which such information is dated or certified or as supplemented from time to time; provided with respect to information prepared by third parties that are not Affiliates of the Purchaser including Obligors.
(i)Agreements Enforceable.  This Agreement and each Transaction Document to which the Purchaser is a party constitute the legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with their respective terms, except as such enforceability may be limited by Insolvency Laws and except as such

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enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).
(j)Survival of Warranties; Cumulative.  All representations and warranties contained in this Agreement shall survive the execution and delivery of this Agreement.
Section 7.Repurchases and Substitutions.
(a)Mandatory Repurchases and Substitutions for Breaches of Representations and Warranties.  Upon the earlier of (x) knowledge of a Seller Responsible Officer or (y) the receipt of notice by the Seller from Purchaser or the Agent of a breach of the representations and warranties in Sections 5(j), (l), (m), (t) or (u) hereof (a “Defective Asset”), the Seller shall within five (5) Business Days thereof, cure in all material respects the circumstance or condition which has caused the representation or warranty to be incorrect or either (i) repurchase such Defective Asset at the Repurchase Price (defined below) or (ii) substitute one or more Substitute Loans. The repurchase price for any Defective Asset conveyed to Purchaser under this Agreement (the “Repurchase Price”) shall be (x) if such Defective Asset is a Loan other than an Equipment Finance Loan, the outstanding principal balance of such Loan plus accrued interest and (y) if such Defective Asset is an Equipment Finance Loan, the Outstanding Loan Balance minus the amount of any security deposits.
(b)Optional Repurchases and Substitutions of Defaulted Loans and Delinquent Loans.  With respect to Defaulted Loans and Delinquent Loans, subject to the limitations and conditions set forth in the Credit Agreement, including Sections 2.14 and 2.15 of the Credit Agreement, on any date, the Seller shall have the option, but not the obligation, to either (i) repurchase a Defaulted Loans or Delinquent Loans, as the case may be, from Purchaser for a price at least equal to the Advances Outstanding with respect to such Defaulted Loans or Delinquent Loans or (ii) substitute one or more Substitute Loans for a Defaulted Loans or Delinquent Loans, as the case may be.
(c)Limitation on Optional Repurchases and Substitutions of Assets.  The aggregate Outstanding Loan Balance of any Defaulted Loans or Delinquent Loans (in each case, measured as of the date immediately prior to such Loan becoming classified as such) that are the subject of any optional repurchase or substitution, as applicable, pursuant to Section 7(b) shall not exceed 10.0% of the highest Aggregate Outstanding Loan Balance of all Loans owned by Purchaser since the Effective Date less the sum of the Outstanding Loan Balance of all Defaulted Loans and Delinquent Loans (in each case, measured as of the date immediately prior to such Loan becoming classified as such) previously repurchased or substituted, as applicable; provided that, for the avoidance of doubt, the foregoing limitation shall not apply to Defective Assets.
(d)Payments of Repurchase Prices.  The Seller hereby agrees to remit all amounts in respect of Repurchase Prices in immediately available funds to the Collection Account.

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(e)Schedule of Assets.  The Seller hereby agrees, on each date on which a Loan has been repurchased, substituted or released to provide (or cause the Servicer to provide) Purchaser, the Agent and the Custodian, with a revised Schedule of Assets reflecting the removal of such Loan(s) and substitution with any Substitute Loan (together with, in the case of a Substitute Loan, an Additional Asset Supplement), as applicable.
(f)Certification.  The Seller shall, on each date that a Substitute Loan has been substituted, be deemed to certify to Purchaser and the Agent on behalf of the Lenders that each Substitute Loan substituted for a Defective Asset, a Defaulted Loan or a Delinquent Loan, in each case in accordance with the terms of this Section 7, meets all the conditions of Section 2.15 of the Credit Agreement.
(g)Release. In connection with any repurchase or substitution of one or more Assets contemplated by this Section 7, upon satisfaction of the conditions contained in this Section 7, (i) Purchaser shall cause a distribution in kind of such Asset(s) to the Seller and shall execute and deliver (or shall cause the Agent or the Custodian, as applicable, to execute and deliver, pursuant to the terms of the Credit Agreement) such releases and instruments of transfer or assignment presented to it by the Seller or its designee, in each case without recourse, as shall be necessary to vest in the Seller or its designee the legal and beneficial ownership of such Asset, and (ii) Purchaser shall cause the Custodian to release the related Loan Files to the Seller or its designee.
(h)Sole Remedy.  It is understood and agreed that the obligations of the Seller to repurchase Defective Assets contained in Section 7(a) shall constitute the sole remedy for the breaches of any representation or warranty contained in Section 5(u).
Section 8.Additional Covenants of the Seller.  The Seller hereby covenants and agrees with Purchaser as follows:
(a)The Seller will comply with all Applicable Laws, including those with respect to the Loans in the Conveyed Property and any Related Property, and all material Contractual Obligations, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.  The Seller shall comply with the terms and conditions of each Transaction Document to which it is a party.
(b)The Seller will preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation, and qualify and remain qualified in good standing in each jurisdiction where the failure to maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material Adverse Effect.
(c)The Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Loan, Collections, Related Property or other asset that is part of the Conveyed Property, whether now existing or hereafter transferred hereunder, or any interest therein other than Permitted Liens.  The Seller will promptly notify the Purchaser and the Agent of the existence of any Lien on any Loan, Collections, Related Property or other asset that is part of the Conveyed Property

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and the Seller shall defend the right, title and interest of the Purchaser and the Agent as agent for the Secured Parties in, to and under any Loan, Collections and the Related Property or other asset that is part of the Conveyed Property, against all claims of third parties; provided, however, that nothing in this Section 8(c) shall prevent or be deemed to prohibit the Seller from suffering to exist Permitted Liens upon any Loan or any Related Property or other asset that is part of the Conveyed Property.
(d)The Seller agrees to hold in trust for the benefit of the Purchaser and the Agent, and cause the delivery to the Collection Account promptly (but in no event later than two (2) Business Days after receipt), all Collections received by the Seller in respect of the Loans that are part of the Conveyed Property.
(e)The Seller shall cause the Purchaser to comply with, and shall not take any action inconsistent with, the covenant in Section 5.1(l) of the Credit Agreement.

(f)The Seller (x) shall not change its name or jurisdiction of organization, without 30 days’ prior written notice to the Purchaser and Agent and (y) shall not move, or consent to the Collateral Custodian moving, any original Loan Documents without thirty (30) days’ prior written notice to the Purchaser and the Agent and (z) will promptly take all actions required of each relevant jurisdiction in order to continue the first priority perfected security interest of the Purchaser (except for Permitted Liens) in all Conveyed Property, and such other actions as the Purchaser or the Agent may reasonably request, including but not limited to delivery of an Opinion of Counsel.

(f)With respect to each item of Conveyed Property Transferred to the Purchaser, the Seller will (i) Transfer such Conveyed Property pursuant to and in accordance with the terms of this Agreement, (ii) take all action necessary to perfect, protect and more fully evidence the Purchaser’s ownership of or security interest in such Conveyed Property, including, without limitation, (A) filing and maintaining, effective financing statements (Form UCC-1) naming the Seller, as debtor/seller, the Purchaser, as assignor secured party/buyer and the Agent, as assignee of assignor secured party/buyer, in all necessary or appropriate filing offices, and filing continuation statements, amendments or assignments with respect thereto in such filing offices, and (B) executing or causing to be executed such other instruments or notices as may be necessary or appropriate, including, without limitation, assignments of mortgage, and (iii) take all additional action that the Purchaser or the Agent may reasonably request to perfect, protect and more fully evidence the respective interests of the parties to this Agreement in the Conveyed Property.
(g)The Seller will not make any change, or permit the Purchaser to make any change, in its instructions to any relevant administrative agent or Obligor, as applicable, regarding payments to be made with respect to the Conveyed Property to the Operating Account unless the Agent has consented to such change.
(h)The Seller shall maintain and preserve all of its properties which are necessary or material in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and comply in all material respects at all times

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with the provisions of all material leases to which it is a party as lessee, so as to prevent any loss or forfeiture thereof or thereunder.
(i)The Seller shall in good faith contest any attempt to recharacterize the treatment of the Conveyed Property as property of the bankruptcy estate of the Seller.
(j)The Seller will execute any and all further documents, financing statements, agreements and instruments, and take all further action (including filing UCC and other financing statements, agreements or instruments) that may be required under applicable law, or that the Purchaser or the Agent may reasonably request, in order to effectuate the transactions contemplated by the Transaction Documents and in order to grant, preserve, protect and perfect the validity and first priority (subject to Permitted Liens) of the security interests and Liens created or intended to be created hereby.  Such security interests and Liens will be created hereunder and the Seller shall deliver or cause to be delivered to the Purchaser and the Agent all such instruments and documents (including legal opinions and lien searches) as it shall reasonably request to evidence compliance with this Section 8(j).  The Seller agrees to provide such evidence as the Purchaser or the Agent shall reasonably request as to the perfection and priority status of each such security interest and Lien.
(k)The Purchaser shall not take any action, and will use commercially reasonable efforts not to permit any action to be taken by others, that would release any Person from any of such Person’s material covenants or obligations under any instrument included in the Conveyed Property, except in the case of (i) repayment of Loans included in the Conveyed Property, (ii) subject to the terms of the Credit Agreement, (A) amendments to Loan Documents that govern Ineligible Loans, (B) amendments to Loans included in the Conveyed Property in accordance with the Investment Policy, and (C) actions taken in connection with the work-out or restructuring of any Loan included in the Conveyed Property in accordance with the provisions of the Credit Agreement, and (iii) other actions by the Servicer to the extent not prohibited by the Credit Agreement or as otherwise required thereby.
(l)The Seller will take no action to cause any Loan included in the Conveyed Property that is not, as of the Effective Date or the related Transfer Date, as the case may be, evidenced by an Instrument, to be so evidenced except in connection with the enforcement or collection of such Loan or unless such Instrument is immediately delivered to the Collateral Custodian, together with an Indorsement in blank, as collateral security for such Loan.
(m)The Seller shall not enter into or suffer to exist or become effective any agreement that prohibits, limits or imposes any material condition upon its ability to perform its obligations under this Agreement or the other Transaction Documents to which it is a party.
(n)The Seller shall not intentionally impair the rights of the Purchaser, the Agent as agent for the Secured Parties or of the Secured Parties in, to and under the Conveyed Property.

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(o)The Seller will furnish to the Purchaser, any Managing Agent and the Agent such other information, documents, records or reports respecting the Loans included in the Conveyed Property or the condition or operations, financial or otherwise, of the Seller, as the Purchaser, such Managing Agent or the Agent may from time to time reasonably request in order to protect the respective interests of the Purchaser, such Managing Agent, the Agent or the Secured Parties under or as contemplated by this Agreement and the other Transaction Documents, to the extent the Seller possesses such requested information or such requested information is available without undue burden or expense to the Seller.
(p)On or prior to the Effective Date (with respect to the Initial Conveyed Property) or the related Transfer Date (with respect to any Subsequent Conveyed Property), the Seller shall indicate in its computer files and other records that such Conveyed Property has been sold to Purchaser.
(q)The Seller shall respond to any inquiries with respect to ownership of the Conveyed Property by stating that all portions of the Conveyed Property have been sold to Purchaser and that Purchaser is the owner of the Conveyed Property.
(r)Upon the discovery or receipt of notice of a breach of any of its representations or warranties and covenants contained herein, the Seller shall promptly disclose to Purchaser and the Agent, in reasonable detail, the nature of such breach.
(s)The Seller will maintain and implement (or cause to be maintained and implemented) administrative and operating procedures and keep and maintain (or cause to be kept and maintained) all documents, books, records and other information reasonably necessary or advisable for the collection of amounts due under and in respect of all payments made with regard to the related Conveyed Property prior to and on the Effective Date and/or applicable Transfer Date.
(t)The Seller authorizes Purchaser and the Agent to file continuation statements, and amendments thereto, relating to the Conveyed Property without the signature of the Seller where permitted by law.  A photocopy or other reproduction of this Agreement shall be sufficient as a financing statement where permitted by law.  Purchaser confirms that it is not its present intention to file a photocopy or other reproduction of this Agreement as a financing statement, but reserves the right to do so if, in its good faith determination, there is at such time no reasonable alternative remaining to it.
Section 9.Indemnification.
(a)The Seller agrees to indemnify Purchaser, the Agent and the Lenders (each an “Indemnified Party”, collectively, the “Indemnified Parties”) against (x) any and all claims, losses, liabilities, (including legal fees and related costs) that such Indemnified Parties may sustain directly or indirectly related to any inaccuracy or breach of the representations and warranties of the Seller contained herein and (y) a failure by the Seller to perform any of its obligations under this Agreement (“Indemnified Amounts”), including, without limitation, an Indemnified Party’s reasonable and documented out-of-pocket costs of defending itself against any claim or bringing any claim to enforce the

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indemnification obligations of the relevant transaction parties, but excluding (i) Indemnified Amounts to the extent resulting from the gross negligence, fraud or willful misconduct on the part of such Indemnified Party; (ii) any recourse for any uncollectible Asset not related to a breach of representation or warranty; or (iii) recourse to the Seller for a Defaulted Loan or a Delinquent Loan (other than a Defective Asset). Notwithstanding anything to the contrary herein, in no event shall the Seller be liable hereunder on any theory of liability for any special, indirect, consequential or punitive damages (including any loss of profits, business or anticipated savings) suffered by an Indemnified Party.  (x) Any Indemnified Party shall make reasonable efforts to promptly notify the Seller if a claim is made by a third party with respect to this Agreement or the Conveyed Property, and relating to (i) the failure by the Seller to perform its duties in accordance with the terms of this Agreement or (ii) a breach of the Seller’s representations, covenants and warranties contained in this Agreement, and (y) the Seller shall assume (with the consent of the related Indemnified Party, which consent shall not be unreasonably withheld) the defense of any such claim and pay all expenses in connection therewith, including reasonable and documented counsel fees, and promptly pay, discharge and satisfy any judgment, order or decree which may be entered against it or the related Indemnified Party in respect of such claim.  If the Seller shall have made any indemnity payment pursuant to this Section 9 and the recipient thereafter collects from another Person any amount relating to the matters covered by the foregoing indemnity, the recipient shall promptly repay such amount to the Seller.  The parties agree that the provisions of this Section 9(a) shall not be interpreted to provide recourse to the Seller against loss by reason of the bankruptcy, insolvency or lack of creditworthiness of an Obligor with respect to an Asset or Substitute Loan to the extent all representations and warranties of the Seller contained herein with respect to such Loan were true when made and the Seller has complied with all of its obligations herein with respect to such Loan.  The Seller shall have no liability for making indemnification hereunder to the extent any such indemnification constitutes recourse for uncollectible or uncollected Assets or Substitute Loan to the extent all representations and warranties of the Seller contained herein with respect to such Loan were true when made and the Seller has complied with all of its obligations herein with respect to such Loan.
(b)The Seller agrees to pay, and to indemnify, defend and hold harmless the Indemnified Parties from any taxes which may at any time be asserted with respect to, and as of the date of, the transfer of the Conveyed Property to Purchaser hereunder and the further pledge by Purchaser to the Agent, including, without limitation, any sales, gross receipts, general corporation, personal property, privilege, transfer or license taxes and costs, expenses and reasonable attorneys’ fees in defending against the same, whether arising by reason of the acts to be performed by the Seller under this Agreement or imposed against Purchaser, the Agent or a Lender or otherwise.
(c)The obligations of the Seller under this Section 9 to indemnify the Indemnified Parties shall survive the assignment or termination of this Agreement and the resignation or removal of the parties hereto.
Section 10.Taxes.  Any transfer taxes, deed stamps, intangible taxes or other amounts in the nature of transfer taxes required to be paid under applicable law in connection with the transfer of the Conveyed Property to Purchaser shall be paid by the Seller.

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Section 11.Miscellaneous Provisions.
(a)Amendment and Modification.  This Agreement may be amended, modified or supplemented only by written agreement of the parties hereto and approved in writing by the Agent.
(b)Successors.  This Agreement shall be binding upon and inure to the benefit of the Seller, Purchaser and their respective successors and permitted assigns.  The Agent (for the benefit of the Lenders) shall be an express third party beneficiary of this Agreement, entitled directly to enforce this Agreement.  The Seller may not assign any of its rights and obligations hereunder or any interest herein without the prior written consent of Purchaser and the Agent (acting at the direction of the Required Lenders).  Purchaser may, and intends to, assign all of its rights hereunder to the Agent for the benefit of the Lenders and the Seller consents to such assignment, and the parties hereto hereby agree that Agent is an express third party beneficiary of this Agreement.  This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until its termination; provided, however, that the rights and remedies with respect to any breach of any representation and warranty made by the Seller pursuant to Section 5 and the repurchase and indemnification obligations shall be continuing and shall survive any termination of this Agreement but such rights and remedies may be enforced only by Purchaser and the Agent.
(c)Further Assurances.  From time to time, at the request of Purchaser, the Seller at its own expense, will execute and deliver such other documents and instruments, and take such other action, as Purchaser may reasonably request in order to consummate more effectively the transactions contemplated hereby.
(d)Governing Law.  THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE AND ACCEPTED BY THE PARTIES HERETO IN THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH PARTY HERETO HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT.
(e)Jurisdiction.  ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST ANY PARTY HERETO ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-

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1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND EACH PARTY HERETO WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. EACH PARTY HERETO AGREES THAT SERVICE OF PROCESS UPON ANY PARTY HERETO AT THE ADDRESS FOR SUCH PARTY SET FORTH ON THE SIGNATURE PAGES HERETO AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO SUCH PARTY IN THE MANNER PROVIDED IN SECTION 10.3 OF THE CREDIT AGREEMENT SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON SUCH PARTY IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK.
(f)Waiver of Trial by Jury.  EACH PARTY HERETO HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH.  THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY EACH PARTY AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE.  EACH PARTY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.
(g)Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Agreement in portable document format or by facsimile transmission shall be effective as delivery of a manually executed original counterpart of this Agreement.
(h)Headings.  The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
(i)Notices.  All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing and mailed or telecommunicated, or delivered as to each party hereto, at its address set forth in Section 12.2 of the Credit Agreement.
(j)Entire Agreement.  This Agreement, including any exhibits, schedules, other documents and instruments referred to herein, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein.  This Agreement, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

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(k)No Proceedings.  Until the last date that is one year and one day following the payment in full of the Obligations, the Seller hereby agrees that it will not, directly or indirectly, institute, or cause to be instituted, or join any Person in instituting, against Purchaser, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law.
(l)Severability.  If any one or more provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.
(m)Non-Petition.  The Seller hereby agrees that it will not institute against, or join any other Person in instituting against, Purchaser any bankruptcy proceeding so long as there shall not have elapsed one year (or such longer preference period as shall then be in effect) and one day since the date all Obligations due and owing under the Credit Agreement have been paid in full and Purchaser shall have no right to request Advances thereunder.  The Seller hereby acknowledges that (i) Purchaser has no assets other than the Conveyed Property, (ii) Purchaser shall, immediately upon Transfer hereunder, pledge its rights in the Conveyed Property to the Agent, on behalf of the Secured Parties, pursuant to the Credit Agreement, and (iii) Collections generated by the Conveyed Property will be applied to payment of Purchaser’s obligations under the Credit Agreement.  In addition, the Seller shall have no recourse for any amounts payable or any other obligations arising under this Agreement against any advisor, officer, employee, director, manager, member or Affiliate of Purchaser or any of its successors or assigns.  The provisions of this Section 11(m) shall survive the termination of this Agreement.
(n)Termination.  Other than as expressly set forth herein, this Agreement shall terminate upon the payment in full of all of the Obligations, and termination of all of the Commitments, under and pursuant to the Credit Agreement.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Trinity Capital Inc.,
as Seller

By: /s/ Sarah Stanton
Name: Sarah Stanton
Title: General Counsel

TrinCap Funding, LLC

By: Trinity Capital Inc., its sole and managing member

By: /s/ Sarah Stanton

Name: Sarah Stanton
Title: General Counsel

Signature Page to Purchaser Sale and Contribution Agreement

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SCHEDULE I
SCHEDULE OF ASSETS

(See attached)

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EXHIBIT A
SCHEDULE OF INITIAL CONVEYED ASSETS

(See attached)

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EXHIBIT B
ADDITIONAL ASSET SUPPLEMENT

This ADDITIONAL ASSET SUPPLEMENT (this “Supplement”) dated as of ___________ is by and between Trinity Capital Inc. (the “Seller”), and TrinCap Funding, LLC (“Purchaser”), pursuant to the Agreement referred to below.

WITNESSETH:

WHEREAS, the Seller and Purchaser are parties to that certain Sale and Contribution Agreement dated as of October 27, 2021 (as such agreement may have been, or may from time to time be, further amended, supplemented or otherwise modified, the “Agreement”);

WHEREAS, pursuant to the Agreement, the Seller wishes to designate Additional Conveyed Assets to be included on the Schedule of Assets, and the Seller wishes to Transfer the Additional Conveyed Assets and the other Additional Conveyed Property to Purchaser pursuant to this Supplement; and

WHEREAS, Purchaser wishes to purchase and acquire such Additional Conveyed Assets and the other Additional Conveyed Property subject to the terms and conditions hereof.  NOW, THEREFORE, the Seller and Purchaser hereby agree as follows:

1.Defined Terms.  All capitalized terms used herein shall have the meanings ascribed to them in the Agreement unless otherwise defined herein.

“Additional Conveyed Assets” shall have the meaning set forth in Section 3 hereto.

“Additional Conveyed Property” shall have the meaning set forth in Section 3 hereto.

“Cut-Off Date” shall mean [_].

“Transfer Date” shall mean the date hereof.

2.Designation of Additional Conveyed Assets.  The Seller delivers herewith the Supplemental Schedule containing a true and complete list of the Additional Conveyed Assets Transferred hereunder.  Such Supplemental Schedule is incorporated into and made part of this Supplement and shall supplement the Schedule of Assets.

3.Sale of Additional Assets.

The Seller does hereby Transfer to Purchaser, all of its right, title and interest in and to, and obligations under, (i) the Loans listed in the Supplemental Schedule attached hereto (the “Additional Conveyed Assets”), and all monies due or to become due in payment of the Additional Conveyed Assets on and after the Cut-Off Date, (ii) any Related Property securing the Additional Conveyed Assets including all Proceeds from any sale or other disposition of such Related Property, (iii) the Loan Documents relating to the Additional Conveyed Assets, (iv) all Collections and all other payments made or to be made in the future with respect to the Additional Conveyed Assets, including such payments under any guarantee or similar credit enhancement with respect

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to such Additional Conveyed Assets, (v) the Seller’s rights as a lender with respect to any deposit or banking accounts in which Collections are deposited from time to time, (vi) all other agreements or arrangements of whatever character (including, without limitation, any warrants or other equity arrangements executed or issued by an Obligor with respect to such Additional Conveyed Assets) from time to time supporting or securing payment for such Additional Conveyed Assets, (vii) all documents relating to the applicable Loan File and other records relating to the Additional Conveyed Assets and the Related Property, and (viii) all income, payments, proceeds and other benefits of the foregoing, including, but not limited to, all accounts, cash and currency, chattel paper, electronic chattel paper, copyrights, copyright licenses, equipment, fixtures, general intangibles, instruments, commercial tort claims, deposit accounts, inventory, investment property, letter of credit rights, software, supporting obligations, accessions and other property consisting of, arising out of, or related to the foregoing, including all Proceeds of the foregoing (collectively, the “Additional Conveyed Property”).

In connection with the foregoing sale and if necessary, the Seller agrees to record and file one or more financing statements (and continuation statements or other amendments with respect to such financing statements when applicable) with respect to the Additional Conveyed Property meeting the requirements of applicable law in such manner and in such jurisdictions as are necessary to perfect the sale of the Additional Conveyed Property to Purchaser, and to deliver a file-stamped copy of such financing statements and continuation statements (or other amendments) or other evidence of such filing to Purchaser.

In connection with the foregoing sale, the Seller further agrees, on or prior to the date of this Supplement, to cause the portions of its computer files relating to the Additional Conveyed Property Transferred on such date to Purchaser to be clearly and unambiguously marked to indicate that each such Additional Conveyed Property has been Transferred on such date to Purchaser pursuant to the Agreement and this Supplement.

4.Acceptance by Purchaser.  Purchaser hereby acknowledges that, prior to or simultaneously with the execution and delivery of this Supplement, the Seller delivered to Purchaser the Supplemental Schedule described in Section 2 of this Supplement with respect to all Additional Conveyed Assets to be Transferred hereunder.

5.Representations and Warranties of the Seller.  The Seller hereby represents and warrants to Purchaser on the Transfer Date that each representation and warranty to be made by it on the Transfer Date pursuant to the Agreement is true and correct, and that each such representation and warranty is hereby incorporated herein by reference as though fully set out in this Supplement.

6.Ratification of the Agreement.  The Agreement is hereby ratified, and all references to the Agreement shall be deemed from and after the Transfer Date to be references to the Agreement as supplemented and amended by this Supplement.  Except as expressly amended hereby, all the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or consent to non-compliance with any term or provision of the Agreement.

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7.Counterparts.  This Supplement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of this Supplement by facsimile or other electronic transmission (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof and deemed an original.

8.GOVERNING LAW.  THIS SUPPLEMENT SHALL, AS PERMITTED BY SECTION 5 1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties have caused this Supplement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

TRINITY CAPITAL INC.

By: Name: Title: Address: Telephone: Facsimile:

TRINCAP FUNDING, LLC

By: Trinity Capital Inc., its sole and managing member

By: Name: Title: Address: Telephone: Facsimile:

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